CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Frances M. Guggino, Chief Financial Officer of Salomon Brothers Institutional Series Funds Inc: High Yield Bond Fund (the “Registrant”), each certify to the best of his knowledge that:

1.          The Registrant’s periodic report on Form N-CSR for the period ended August 31, 2004 (the “Form N-CSR”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.          The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer Salomon Brothers Institutional Series Funds Inc: High Yield Bond Fund	Chief Financial Officer Salomon Brothers Institutional Series Funds Inc: High Yield Bond Fund
/s/ R. Jay Gerken	/s/ Frances M. Guggino
R. Jay Gerken Date: November 12, 2004	Frances M. Guggino Date: November 12, 2004

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Frances M. Guggino, Chief Financial Officer of Salomon Brothers Institutional Series Funds Inc: Emerging Markets Debt Fund (the “Registrant”), each certify to the best of his knowledge that:

1.          The Registrant’s periodic report on Form N-CSR for the period ended August 31, 2004 (the “Form N-CSR”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.          The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer Salomon Brothers Institutional Series Funds Inc: Emerging Markets Debt Fund	Chief Financial Officer Salomon Brothers Institutional Series Funds Inc: Emerging Markets Debt Fund

/s/ R. Jay Gerken	/s/ Frances M. Guggino
R. Jay Gerken Date: November 12, 2004	Frances M. Guggino Date: November 12, 2004

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR with the Commission.